Long Term Debt	9 Months Ended
Jun. 30, 2012
Debt Disclosure [Abstract]
Long Term Debt
Note 10 - Long Term Debt
In connection with the Spin-Off, Post issued $775.0 of 7.375% senior notes (the "Notes") due in 2022. Post also entered into a senior secured $350.0 credit facility (the "Credit Facility").
On February 3, 2012, the Company issued the Notes in an aggregate principal amount of $775.0 to Ralcorp pursuant to a contribution agreement in connection with the internal reorganization. The Notes were issued pursuant to an indenture dated as of February 3, 2012 among the Company, Post Foods, LLC, as guarantor, and Wells Fargo Bank, National Association, as trustee. Interest payments on the Notes are due semi-annually each February 15 and August 15, with the first interest payment due on August 15, 2012. The maturity date of the Notes is February 15, 2022.
The Notes are fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by each of our existing and future domestic subsidiaries (other than immaterial subsidiaries or receivables finance subsidiaries). As of June 30, 2012, our only domestic subsidiary (and therefore the only subsidiary guarantor) was Post Foods, LLC. Our foreign subsidiaries will not guarantee the notes. These guarantees are subject to release in limited circumstances (only upon the occurrence of certain customary conditions).
The Notes are subject to a registration rights agreement under which the Company and its subsidiary guarantors have agreed to file an exchange offer registration statement registering exchange notes with the SEC that have substantially identical terms as the notes on or prior to November 19, 2012, and to use commercially reasonable efforts to have the registration statement declared effective on or prior to January 28, 2013. The Company and its subsidiary guarantors also agreed to file and to use commercially reasonable efforts to cause to become effective a shelf registration statement relating to the resale of the notes under certain circumstances.
The Credit Facility provides for (i) a revolving credit facility (the "Revolver") in a principal amount of $175.0, and (ii) a term loan facility in an aggregate principal amount of $175.0. Each of the revolving credit and term loan facilities must be repaid on or before February 3, 2017.
Borrowings under the Credit Facility bear interest at LIBOR or a base rate (as defined in the Credit Facility) plus an applicable margin ranging from 1.50% to 2.00% for LIBOR-based loans and from 0.50% to 1.00% for Base Rate-based loans, depending upon the Company's consolidated leverage ratio. At June 30, 2012, the weighted average interest rate on the term loan borrowings under the Credit Facility was 2.25%. In addition, the Credit Facility requires amortization repayments of the term loan facility as follows: quarterly payments from June 30, 2012 through December 31, 2012 each in the amount of $2.2, quarterly payments from March 31, 2013 through December 31, 2013 each in the amount of $4.4, quarterly payments from March 31, 2014 through December 31, 2014 each in the amount of $6.6 and quarterly payments from March 31, 2015 through December 31, 2016 each in the amount of $8.8. Any remaining principal balance under the Credit Facility would be payable at the maturity date.
The Credit Facility contains customary affirmative and negative covenants for agreements of this type. The Credit Facility also contains customary financial covenants including (i) a maximum consolidated leverage ratio initially set at 5.50 to 1.00 and stepping down to 5.25 to 1.00 on October 1, 2012, 5.00 to 1.00 on October 1, 2013, 4.75 to 1.00 on October 1, 2014 and 4.50 to 1.00 on October 1, 2015, and (ii) a minimum interest expense coverage ratio initially set at 2.50 to 1.00 and then increasing to 2.75 to 1.00 on October 1, 2014.
The Credit Facility provides for customary events of default, including material breach of representations and warranties, failure to make required payments, failure to comply with certain agreements or covenants, failure to pay, or default under, certain other material indebtedness, certain events of bankruptcy and insolvency, the occurrence of certain judgments or attachments in excess of $25.0, change in control and certain ERISA events. Upon the occurrence of an event of default, and at the request of lenders holding more than 50% in principal amount of lender commitments and outstanding loans under the Credit Facility will cause the maturity of the loans to be accelerated.
As a result of the restatement of the Company's 2011 annual combined financial statements for the fiscal year ended September 30, 2011 and the restatement and revision of the interim combined financial information for the fiscal quarterly period ended December 31, 2011, on May 14, 2012, the Company entered into a First Amendment and Waiver to Credit Agreement (the “First Waiver”) and on June 13, 2012, the Company entered into a Second Amendment and Waiver to Credit Agreement (the "Second Waiver" and together with the First Waiver, the "Waivers"), with respect to the Credit Facility, by and among the Company, Barclays Bank PLC, in its capacity as administrative agent (in such capacity, the “Administrative Agent”), the several banks and other institutions from time to time parties thereto (the “Lenders”), and Post Foods, LLC, as guarantor (the “Credit Agreement”).  Pursuant to the Waivers, the Lenders have agreed to waive any default or event of default arising from any representation or warranty made by the Company relating to the originally delivered financial statements for the Company's fiscal year ended September 30, 2011 and fiscal quarter ended December 31, 2011 (solely to the extent that such default may have arisen or may arise as a result of the errors in the financial statements required to be delivered for such periods) or arising from failure to deliver any notice of a default; provided that the Waivers shall cease to apply if restated financial statements are not delivered to the Administrative Agent on or prior to September 15, 2012, provided that the Company agreed to provide the Lenders preliminary unaudited financial information for the second quarter of fiscal 2012 as a condition of receiving the Second Waiver and to provide preliminary unaudited financial information for the third quarter of fiscal 2012 within 45 days after the end of the period.
The Company's obligations under the Credit Facility are unconditionally guaranteed by each of its existing and subsequently acquired or organized domestic subsidiaries. As of this date, the only domestic subsidiary (and therefore the only subsidiary guarantor) is Post Foods, LLC. The Credit Facility is secured by security interests and liens on substantially all of the assets of the Company and Post Foods, LLC.
The outstanding balances are summarized in the following table.

	June 30, 2012	September 30, 2011
7.375% Senior Notes maturing February 2022	$775.0	$—
Term Loan maturing 2017	172.8	—
Revolving Credit Facility (i)	—	—
	$947.8	$—
Less: Current Portion	(13.1)	—
Total long-term debt	$934.7	$—

(i)	The revolving credit facility has an outstanding letter of credit of $0.5 which reduces available borrowing capacity to $174.5 as of June 30, 2012.